UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

ANTERO MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36719	46-4109058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Contribution Agreement

On September 17, 2015, Antero Midstream Partners LP (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) by and among the Partnership, Antero Resources Corporation (“Antero”) and Antero Treatment LLC, a wholly-owned subsidiary of the Partnership (“Antero Treatment”). Pursuant to the terms of the Contribution Agreement, the Partnership has agreed (i) to acquire from Antero all of the outstanding limited liability company interests of Antero Water LLC (“Antero Water”), a wholly-owned subsidiary of Antero that owns and operates Antero’s fresh water distribution assets, and (ii) to cause Antero Treatment to acquire from Antero all of the assets, contracts, rights, permits and properties owned or leased by Antero and used primarily in connection with the construction, ownership, operation, use or maintenance of Antero’s advanced wastewater treatment complex to be constructed in Doddridge County, West Virginia (collectively, (i) and (ii) are referred to herein as the “Contributed Assets”). In consideration for the acquisition of the Contributed Assets, the Partnership has agreed to pay Antero aggregate consideration of $1.05 billion, consisting of (i) a cash distribution equal to $552.45 million, less any indebtedness assumed by the Partnership in connection with the closing of the Transaction (as defined below) and (ii) 23,886,421 common units representing limited partner interests in the Partnership (“Common Units”) issued to Antero.  In addition, the Partnership has agreed to pay Antero (a) $125 million in cash if the Partnership’s delivered fresh water volumes average 161,000 barrels per day or more between January 1, 2017 and December 31, 2019 and (b) an additional $125 million in cash if the Partnership’s delivered fresh water volumes average 200,183 barrels per day or more between January 1, 2018 and December 31, 2020, all in accordance with the terms of the Contribution Agreement (the “Transaction”). Upon completion of the Partnership’s concurrent private placement of Common Units (described below), an amount of cash equal to the net proceeds will be paid to Antero and the number of Common Units issuable to Antero will be reduced by an equivalent number to that issued in the private placement. The Partnership intends to fund the cash component of the consideration with a combination of borrowings under the Partnership’s existing credit facility and cash proceeds from the private placement described below. Upon completion of the Transaction, the Partnership will own all of Antero’s fresh water distribution and wastewater treatment assets (the “Water Assets”).

The Contribution Agreement includes customary representations and warranties regarding the Water Assets and the Transaction, as well as customary covenants and indemnity provisions. The parties have agreed to indemnify each other with regards to breaches of their respective representations, warranties and covenants set forth in the Contribution Agreement. In addition, the Partnership has agreed to indemnify Antero with respect to certain liabilities related to the business and operations of the Water Assets, subject to certain exceptions as set forth in the Contribution Agreement.

The consummation of the Transaction is subject to the satisfaction of customary closing conditions, including, among other things, the completion of the concurrent private placement of Common Units by the Partnership, the absence of legal impediments prohibiting the Transaction, the performance by the parties, in all material respects, of their respective covenants as set forth in the Contribution Agreement and the accuracy of certain of their respective representations and warranties as set forth in the Contribution Agreement. There is no assurance that all of the conditions to the consummation of the Transaction will be satisfied. The Partnership currently expects the Transaction to close on or about September 23, 2015, although the Contribution Agreement will be effective as of October 1, 2015.

In connection with the closing of the Transaction, the Partnership expects that the lenders under its revolving credit facility will increase the commitments thereunder by $500,000,000.  Also in connection with the closing of the Transaction, Antero will enter into the following commercial agreements with the Partnership, Antero Resources Midstream Management LLC, the general partner of the Partnership (the “General Partner”), Antero Midstream LLC, a wholly-owned subsidiary of the Partnership, Antero Treatment and/or Antero Water, as applicable:

Water Services Agreement — Antero Water will agree to provide certain fluid handling services to Antero within an area of dedication in defined service areas in Ohio and West Virginia, and Antero will agree to pay monthly fees to Antero Water for all fluid handling services provided by Antero Water in accordance with the terms of the Water Services Agreement. The initial term of the Water Services Agreement will be twenty years from the date thereof and from year to year thereafter.  Under the agreement, Antero will pay a fixed fee of $3.685 per barrel in West Virginia and $3.635 per barrel in Ohio for freshwater deliveries by pipeline directly to the well site, subject to annual CPI adjustments.  In addition, Antero will commit to pay a fee on a minimum volume of freshwater deliveries in calendar years 2016 through 2019.  Minimum volume commitments are 90,000 barrels per day in 2016, 100,000 barrels per day in 2017 and 120,000 barrels per day in 2018 and 2019.

Secondment Agreement — Antero will agree to provide seconded employees to perform certain operational services with respect to the Partnership’s gathering and compression facilities and the Water Assets, and the Partnership will agree to reimburse Antero for expenditures incurred by Antero in the performance of those operational services. The initial term of the Secondment Agreement will be twenty years from November 10, 2014, and from year to year thereafter.

Amended and Restated Services Agreement — Antero, the Partnership and the General Partner will amend and restate their Services Agreement, dated November 10, 2014, to remove provisions relating to operational services in support of the Partnership’s gathering and compression business (which will now be covered by the Secondment Agreement) and to provide that Antero will perform certain administrative services for the Partnership and its subsidiaries, and the Partnership will reimburse Antero for expenditures incurred by Antero in the performance of those administrative services.

The terms of the Transaction were unanimously approved on behalf of the Partnership by the Board of Directors of the General Partner, after the Conflicts Committee of the Board of Directors of the General Partner (the “Conflicts Committee”) unanimously recommended that the Board of Directors of the General Partner approve the Transaction. The Conflicts Committee, composed of independent members of the Board of Directors of the General Partner, retained legal and financial advisors to assist it in evaluating and negotiating the Transaction. In approving the Transaction, the Conflicts Committee based its decisions in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership is fair to the Partnership and its subsidiaries and the unaffiliated common unitholders of the Partnership from a financial point of view.

The Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the foregoing description of the Contribution Agreement is qualified in its entirety by reference to such exhibit. The above description of the Contribution Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Contribution Agreement. The Contribution Agreement is filed herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Contribution Agreement were made as of the date of the Contribution Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Contribution Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Contribution Agreement. Moreover, certain representations and warranties in the Contribution Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Contribution Agreement as characterizations of the actual statements of fact about the parties.

Unit Purchase Agreement

On September 17, 2015, the Partnership entered into a Common Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain institutional investors (the “Investors”) to sell 12,898,000 Common Units in a private placement for gross proceeds of approximately $243 million (the “Private Placement”). As described above, an amount equal to the net proceeds of the Private Placement will be paid to Antero as a part of the cash consideration for the Transaction. The closing of the Private Placement is subject to the closing of the Transaction and certain other customary conditions, and the Private Placement is expected to close concurrently with the Transaction. Upon completion of the Private Placement, the total cash consideration paid by the Partnership to Antero will be $794 million and 10,988,421 Common Units, respectively, plus the potential earn-out payments described above.

The Unit Purchase Agreement contains customary representations, warranties and covenants of the Partnership and the Investors. The Partnership, on the one hand, and each of the Investors (severally and not jointly), on the other hand, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Unit Purchase Agreement, subject to certain limitations and survival periods.

Pursuant to the Unit Purchase Agreement, the Partnership has agreed to enter into a Registration Rights Agreement with the Investors in connection with the closing of the Private Placement, pursuant to which the

Partnership will agree to file and maintain a registration statement with respect to the resale of the Common Units on the terms and conditions set forth therein.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Common Unit Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Certain individuals, including officers and directors of Antero and the General Partner, serve as officers and/or directors of more than one of Antero, the Partnership, Antero Treatment and Antero Water. Antero owns 29,940,957 Common Units (not including the Common Units anticipated to be issued to Antero in connection with the closing of the Transaction) and all of the subordinated units representing limited partner interests in the Partnership. In addition, certain officers, directors and private equity sponsors of Antero and the General Partner are members of Antero Resources Investment LLC, which owns and controls (and appoints all the directors of) the General Partner, which owns a non-economic general partner interest in the Partnership and all of the Partnership’s incentive distribution rights.

Cautionary Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws.  The forward-looking statements contained herein include statements about the future closing of the Transaction, including: (i) the entrance into the water services agreement, secondment agreement and amended and restated services agreement; (ii) the satisfaction of closing conditions, including, among other things, the completion of the concurrent private placement of Common Units by the Partnership, the absence of legal impediments prohibiting the Transaction, the performance by the parties, in all material respects, of their respective covenants as set forth in the Contribution Agreement and the accuracy of certain of their respective representations and warranties as set forth in the Contribution Agreement; and (iii) the form of the consideration payable to Antero by the Partnership.  Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements.  All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements.

The Partnership cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the Partnership’s control, incident to the gathering and compression business. These risks include, but are not limited to, commodity price volatility, inflation, environmental risks, drilling and completion and other operating risks, regulatory changes, the uncertainty inherent in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Item 1A. Risk Factors” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015.

Item 3.02                   Sale of Unregistered Units.

The information regarding the Private Placement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 7.01                   Regulation FD Disclosure.

On September 18, 2015, the Partnership issued a press release relating to the Transaction and the Private Placement, which is attached hereto as Exhibit 99.1.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

EXHIBIT	DESCRIPTION
2.1*	Contribution, Conveyance and Assumption Agreement, dated as of September 17, 2015, by and among Antero Resources Corporation, Antero Midstream Partners LP and Antero Treatment LLC.

10.1	Common Unit Purchase Agreement, dated as of September 17, 2015, by and among Antero Midstream Partners LP and the Purchasers named therein.

99.1	Press Release of Antero Midstream Partners LP issued September 18, 2015, relating to the Transaction and the Private Placement.

* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM PARTNERS LP

	By:	Antero Resources Midstream Management LLC,
its general partner

	By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer
Dated: September 18, 2015

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
2.1*	Contribution, Conveyance and Assumption Agreement, dated as of September 17, 2015, by and among Antero Resources Corporation, Antero Midstream Partners LP and Antero Treatment LLC.

10.1	Common Unit Purchase Agreement, dated as of September 17, 2015, by and among Antero Midstream Partners LP and the Purchasers named therein.

99.1	Press Release of Antero Midstream Partners LP issued September 18, 2015, relating to the Transaction and the Private Placement.

* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon request.